UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 06, 2024

EXPONENT, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	0-18655	77-0218904
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

149 Commonwealth Drive
Menlo Park, California		94025
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 650 326-9400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	EXPO	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 6, 2024, we held our annual meeting of stockholders. A total of 50,673,366 shares of our common stock were outstanding as of April 10, 2024, the record date for the annual meeting. Set forth below are the matters acted upon at the annual meeting and the final voting results on each matter as reported by our inspector of elections.

Proposal One: Election of Directors

Our stockholders elected George H. Brown, Catherine Ford Corrigan, Ph.D., Paul R. Johnston, Ph.D., Carol Lindstrom, Karen A. Richardson, and Debra L. Zumwalt. The results of the vote were as follows:

	Votes For	Votes Against	Abstentions	Broker non-votes
George H. Brown	44,396,764	372,585	41,818	3,657,067
Catherine Ford Corrigan, Ph.D.	44,324,005	448,416	38,746	3,657,067
Paul R. Johnston, Ph.D.	44,290,158	495,640	25,369	3,657,067
Carol Lindstrom	44,355,678	420,057	35,432	3,657,067
Karen A. Richardson	44,316,515	459,321	35,331	3,657,067
Debra L. Zumwalt	44,140,633	635,203	35,331	3,657,067

The current members of the audit committee are now: George Brown (chair), Carol Lindstrom, Karen Richardson, and Debra Zumwalt. The current members of the nominating and corporate governance committee are now: Carol Lindstrom (chair), George Brown, Karen Richardson, and Debra Zumwalt. The current members of the human resources committee are now: Debra Zumwalt (chair), George Brown, Carol Lindstrom, and Karen Richardson. Karen Richardson has been appointed Lead Independent Director and Paul Johnston has been appointed Chairman.

Proposal Two: Ratification of KPMG as our Independent Registered Public Accountants for Fiscal 2024

Our stockholders ratified our selection of KPMG LLP as our independent registered public accounting firm to audit our financial statements for the fiscal year ending January 3, 2025. The results of the vote were as follows:

For	47,890,461
Against	524,035
Abstentions	53,738

Proposal Three: Advisory Vote on Executive Compensation for Fiscal 2023

Our stockholders approved, on an advisory basis, the fiscal 2023 compensation of our named executive officers in accordance with SEC rules. The results of the vote were as follows:

For	41,591,520
Against	3,161,180
Abstentions	58,467
Broker non-votes	3,657,067

Proposal Four: Approval of Amendment to the Amended and Restated 2008 Equity Incentive Plan

Our stockholders approved an amendment to the Amended and Restated 2008 Equity Incentive Plan to increase the maximum number of shares available for grant under the plan to 13,336,300. The results of the vote were as follows:

For	43,635,280
Against	1,149,614
Abstentions	26,273
Broker non-votes	3,657,067

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPONENT, INC.

Date:	June 11, 2024	By:	/s/ Richard L. Schlenker
Richard L. Schlenker Executive Vice President, Chief Financial Officer, and Corporate Secretary